UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2006

PROCERA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 C Cooper Court
Los Gatos, California 95032

(Address of principal executive offices)

(408) 354-7200

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by the Registrant on August 31, 2006 and November 3, 2006 (the "Reports on Form 8-K") in connection with the closing of the First Amended and Restated Stock Exchange Agreement and Plan of Reorganization entered into by and between Procera Networks, Inc., and Netintact AB, a Swedish corporation (“Netintact”). The Reports on Form 8-K are being amended and supplemented solely to include the financials statements of the business acquired and the pro forma financial information required by Item 9.01.

Item 9.01	Financial Statements and Exhibits

Item 9.01 is hereby amended and restated as follows:

(a)	Financial statements of business acquired.

  The Audited Financial Statements of Netintact and its subsidiary as of and for the years ended June 30, 2005, and June 30, 2006, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

   The unaudited pro forma combined balance sheet as of October 1, 2006 and the unaudited pro forma combined statements of operations for the year ended January 1, 2006 and the nine months ended October 1, 2006 are presented in condensed format and are based on the historical financial statements of Procera Networks, Inc. (“Procera”), Netintact AB and Netintact PTY (collectively “Netintact”) after giving effect to Procera’s acquisition of Netintact are attached hereto as Exhibit 99.2 and are incorporated by reference

(c)	Exhibits

The following exhibits are furnished in accordance with Item 601 of Regulation SB.

2.1*	First Amended and Restated Stock Exchange Agreement and Plan of Reorganization by and between Procera and the Sellers of Netintact dated August 18, 2006.
2.2*	Form of Closing Date Warrant Agreement dated August 18, 2006.
2.3*	Form of Incentive Warrant Agreement dated August 18, 2006.
2.4*	Lockup Agreement dated August 18, 2006.
2.5*	Voting Agreement dated August 18, 2006.
2.6*	Escrow Agreement
23.1	Consent of Ohrlings PricewaterhouseCoopers AB
99.1	Audited Consolidated Financial Statements of Netintact AB, a Swedish corporation, and its subsidiary, as of and for the year ended June 30, 2006 and June 30, 2005.
99.2
The unaudited pro forma combined balance sheet as of October 1, 2006 and the unaudited pro forma combined statements of operations for the year ended January 1, 2006 and the nine months ended October 1, 2006 are presented in condensed format and are based on the historical financial statements of Procera Networks, Inc. (“Procera”), Netintact AB and Netintact PTY (collectively “Netintact”) after giving effect to Procera’s acquisition of Netintact.

* Previously filed.

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 2, 2006	PROCERA NETWORKS, INC.,
a Nevada corporation

By: /s/ Douglas Glader
Title: President & CEO